EXHIBIT 10.6

PROMISSORY NOTE

This Note is issued pursuant to a Loan Agreement dated as of the 20th day of May, 2014 among 2340960 Ontario Inc., an Ontario Corporation, (“Parent”) as borrower, Event Cardio Group, Inc., a Canadian corporation (the “Company”), Taunton Ravenscroft Inc. (“TR”), John Bentivoglio (“JB”) and Nicholas Bozza (“NB”), as guarantors, 2399371 Ontario Inc., an Ontario corporation, as lender (the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

FOR VALUE RECEIVED, The Parent acknowledges itself indebted to and covenants with the Lender, that it will pay to, or to the order of, the Lender at Lender’s offices at 7050 Weston Rd., Suite 400, Woodbridge, ON, L4L 8G7 (or such other address) as the Lender may direct, the sum of FIVE HUNDRED AND EIGHTY THREE THOUSAND DOLLARS, Cdn$583,000.00 (the “Principal Amount”) of lawful money of Canada (or such greater principal amount of the Loan advanced by Lender from time to time under the Loan Agreement and noted by the Lender on the grid attached hereto as Schedule “A”) plus interest at 12% per annum compounded monthly (“Interest”).

1.

This Note evidences the obligation of the Parent to repay a Loan in the aggregate principal amount of Cdn$583,000.00 (or such greater principal amount of the Loan advanced by Lender from time to time under the Loan Agreement and noted by the Lender on the grid attached hereto) made pursuant to the Loan Agreement. The Lender is entitled to the benefits of the Loan Agreement, including (without limitation) the Security and the other Loan Documents referred to therein, and reference is made thereto for a description of all rights and remedies thereunder. Neither reference to the Loan Agreement, nor any provision thereof for security for the Obligations, shall affect or impair the absolute unconditional obligation of the Parent to pay the Principal Amount owing under the Loan Agreement, together with all interest accrued thereon as set forth therein and herein.

2.	The entire Principal Amount of this Note then outstanding shall be paid on or before the Maturity Date, together with all accrued and unpaid Interest thereon.

3.	At any time prior to the Maturity Date, the Parent may, at its option, prepay in whole or in part, amounts owing under this Note as provided in the Loan Agreement.

4.

If the Parent shall make any payment such payments will be applied first, to the costs and fees owing to the Lender, second, to the payment of Interest accrued through the date of payment and third, to the payment of the Principal Amount. If the date for any payment or prepayment hereunder falls on a day which is not a Business Day, then for all purposes of this Note, the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

5.

If an event of default shall occur, Lender may, at its option, by notice (a “Default Notice”) to the Parent, Company and Guarantors declaring the Principal Amount, together with all accrued and unpaid Interest thereon to be due and payable, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived). Upon giving such a Default Notice, the Lender shall be entitled to be paid in full the outstanding Principal Amount unpaid hereunder, together with all accrued and unpaid Interest thereon, and any costs it may have incurred, including reasonable legal fees, and Lender shall be entitled to exercise any and all remedies which may be available to it under applicable law or otherwise to enforce payment of all such amounts.

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6.

Notwithstanding anything contained herein to the contrary, the sole recourse of the Lender against Nicholas D. Bozza, Gianfranco Bentivoglio, Taunton Ravenscroft Inc. for any amounts due hereunder shall be the shares as more fully described in the Share Pledge Agreement dated May 28, 2014 between Nicholas D. Bozza, Gianfranco Bentivoglio, Taunton Ravenscroft Inc. and the Lender (the “Shares”) and the Lender shall not commence any action seeking or be granted a judgement against Nicholas D. Bozza, Gianfranco Bentivoglio or Taunton Ravenscroft Inc. enforceable against any property of Nicholas D. Bozza, Gianfranco Bentivoglio or Taunton Ravenscroft Inc. other than the Shares.

7.

All accrued and unpaid Interest on any amount outstanding hereunder which has not become due and payable hereunder and which was not previously paid, shall be paid in full by the Parent to the Lender on the date which the Principal Amount outstanding hereunder is due and payable, pursuant to the terms of this Note.

8.

No failure or delay by the Lender in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercises thereof or the exercise of any other right.

9.

The Principal Amount outstanding from time to time under this Note as evidenced on the grid schedule attached hereto shall constitute prima facie evidence thereof; provided that notwithstanding the state of the grid schedule attached hereto, the failure of the Lender to record any amounts owing hereunder on the grid schedule attached hereto shall not affect the obligation of the Parent to pay to the Lender the amounts due and payable by the Company under and pursuant to the Loan Agreement.

10.

The Parent hereby waives presentment for payment, demand, notice of non-payment, notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of or default under this Note, and waives diligence in collection or bringing suit with respect to this Note.

11.	This Note is assignable by the Lender in accordance with the terms of the Loan Agreement.

12.

Should this Note become mutilated, lost, stolen or destroyed, the Parent shall, upon being furnished with evidence satisfactory to it of such mutilation, loss, theft or destruction, issue and deliver a new promissory note of like date and tenor as the one mutilated, lost, stolen or destroyed in exchange for, in place of and upon cancellation of the mutilated Note or in lieu of or substitution for the mutilated, lost, stolen or destroyed Note.

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13.	This Note and all its provisions shall enure to the benefit of the Lender, its successors and assigns, and shall be binding on the Parent, its successors and assigns.

14.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE PROVINCE OF ONTARIO, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARENT IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE. SERVICE OF ANY SUMMONS AND/OR COMPLAINT HEREUNDER AND ANY OTHER PROCESS WHICH MAY BE SERVED ON THE PARENT IN ANY ACTION IN RESPECT HERETO, MAY BE MADE IN ACCORDANCE WITH THE PROVISIONS FOR PROVIDING NOTICES CONTAINED IN THE LOAN AGREEMENT TO THE ADDRESSES NOTED THEREIN.

15.	THE PARENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS NOTE.

16.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PARENT THAT SUCH REGISTRATION IS NOT REQUIRED.

17.	UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE LENDER SHALL NOT TRADE THE NOTE BEFORE 4 MONTHS PLUS ONE DAY FOLLOWING THE DATE HEREOF.

18.

The Parent shall pay all reasonable expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at the Maturity Date or otherwise (including, but not limited to, reasonable legal fees and costs), which Lender may deem necessary or proper in connection with the satisfaction of the payment of the amounts owing hereunder or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon any Collateral. Lender is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the Principal Amount and charge interest thereon at the rates specified herein.

19.

Payment of all amounts owing under this Note (including Interest on overdue principal and overdue interest, if permitted by law) is unconditionally guaranteed by the Guarantors pursuant to, but subject to those conditions in, the Guarantees entered into pursuant to the Loan Agreement.

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20.

Upon payment by the Parent, its successors or permitted assigns, of the Principal Amount, and all accrued and unpaid Interest outstanding, and payment of all other Obligations of the Parent hereunder, the Lender shall upon request in writing by the Parent, its successors or permitted assigns, delivered to the Lender, deliver up this Note to the Parent, its successors or assigns.

21.

In the event that any of the provisions contained hereby shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

22.	In the event of any conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms of the Loan Agreement shall govern and prevail.

23.	Schedule “A” attached hereto is acknowledged to be a part of this Note and to form an integral part hereof.

IN WITNESS WHEREOF the parties has caused this Note to be signed this 20th day of May, 2014.

2340960 Ontario Inc.

Per:	/s/ Nicholas D. Bozza
Name: Nicholas D. Bozza
Title: Director/Secretary/Treasurer

Per:	/s/ Gianfranco Bentivoglio
Name: Gianfranco Bentivoglio
Title: Director/President

We have authority to bind the Company.

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GUARANTORS

In consideration of the sum of One ($1.00) Dollar now paid by the Lender to the undersigned Guarantors and other valuable consideration, the receipt of which is hereby acknowledged, the Guarantors as principal and not as surety hereby fully and unconditionally guarantees repayment of the within note. In the enforcement of its rights hereunder the Lender shall not be required to proceed against the Parent or to proceed against or to exhaust any security held from the Parent or to pursue any other remedy whatsoever which may be available to the Lender before proceeding against the Guarantors, and the Guarantors hereby waive any right to require the Lender to do so. The undersigned agree that this document may be executed by facsimile signatures, and shall be interpreted in accordance with the laws of the Province of Ontario. Notwithstanding anything contained herein to the contrary, the sole recourse of the Lender for any amounts due hereunder under this Guarantee shall be the shares as more fully described in the Share Pledge Agreement dated May 28, 2014 between Nicholas D. Bozza, Gianfranco Bentivoglio, Taunton Ravenscroft Inc. and the Lender (the “Shares”) and the Lender shall not commence any action seeking or be granted a judgement against Nicholas D. Bozza, Gianfranco Bentivoglio or Taunton Ravenscroft Inc. enforceable against any property of Nicholas D. Bozza, Gianfranco Bentivoglio or Taunton Ravenscroft Inc. other than the Shares.

DATED at this 28th day of May, 2014.

Event Cardio Group, Inc.

By:	/s/ Nicholas D. Bozza

Taunton Ravenscroft Inc.

By:	/s/ Frank Sgro

/s/ Nicholas D. Bozza
Nicholas D. Bozza

/s/ Gianfranco Bentivoglio
Gianfranco Bentivoglio

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SCHEDULE “A”

GRID SCHEDULE

Date of Advance or Repayment	Amount of Advance	Amount of Repayment	Outstanding Principal Amount	Accrued and Unpaid Interest	Signature

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